THE ARBITRAGE FUNDS

Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund

(together, the “Funds”)

Supplement dated February 10, 2026 to the Statement of Additional
Information of the Funds dated September 26, 2025 (the “SAI”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective February 10, 2026, Jonathon Hickey serves as Chief Financial Officer of the Funds and Chanah Bickel serves as Treasurer of the Funds. As of the same date, Foreside Financial Group, LLC no longer provides Chief Financial Officer services to the Funds.

The table under “Executive Officers” under the “MANAGEMENT” section on pages 39-40 of the SAI for the Funds is hereby deleted in its entirety and replaced with the following:

Executive Officers

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Executive Officers:

Karlis Griffiths 104 Fifth Avenue 9th Floor New York, NY 10011 (1982)	One Year Since 2023	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2023–present), Compliance Officer (2023–present), and Senior Operations Analyst (2010–present), Water Island Capital, LLC.	N/A

Jonathon Hickey 104 Fifth Avenue 9th Floor New York, NY 10011 (1980)	One Year Since February 2026	Chief Financial Officer	Senior Managing Partner (2025-present), Chief Operating Officer (2016–present), Director of Operations (2011–2016), Water Island Capital, LLC; Treasurer of the Trust (2013-2026)	N/A

Chanah Bickel 104 Fifth Avenue 9th Floor New York, NY 10011 (1981)	One Year Since February 2026	Treasurer	Controller, Water Island Capital, LLC (2015–present).	N/A

Name, Address and Year of Birth	Term of Office and Length of Time Served	Position with Trust	Principal Occupation During the Past Five Years	Other Directorships During the Past Five Years
Philip Channen* 104 Fifth Avenue 9th Floor New York, NY 10011 (1964)	One Year Since 2019	Chief Compliance Officer	Chief Compliance Officer, Water Island Capital, LLC (2019–present); Deputy Chief Compliance Officer, HarbourVest Partners, LLC (2017–2019).	N/A

* During the fiscal year ended May 31, 2025, the Chief Compliance Officer of the Trust received compensation from the Trust in the amount of $213,439.00.

The paragraph under “Fund Service Providers” under the “PORTFOLIO HOLDINGS DISCLOSURE POLICY” section on page 64 of the SAI for the Funds is hereby deleted in its entirety and replaced with the following:

Fund Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. For example, the Funds’ administrator and custodian, State Street Bank and Trust Company, is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of the Funds. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm, Cohen & Company, Ltd. (“Cohen & Co), to review the Funds’ portfolios. Other Fund service providers that receive the Funds’ portfolio holdings information include the Funds’ legal counsel, K&L Gates LLP, and the Adviser. Each of these parties is contractually and/or ethically prohibited from sharing each Fund’s portfolio holdings information unless specifically authorized by officers of the Trust.

Please retain this supplement for future reference.